UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2008

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-124878	59-3796143
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12200 Herbert Wayne Court, Suite 150 (28078)

P.O. Box 3145

Huntersville, North Carolina 28070-3145

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 992-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 22, 2008, American Tire Distributors Holdings, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (“December 8-K”) to report the acquisition of Am-Pac Tire Dist. Inc. (“Am-Pac”) by its wholly-owned subsidiary, American Tire Distributors, Inc. (“ATD”). This Form 8-K/A amends the December 8-K to include the financial information required by Item 9.01 of Form 8-K. The information previously reported in the December 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

Set forth below are the financial statements relating to the completed acquisition described above that are required to be filed as part of this Form 8-K/A:

(a)	Financial Statements of Business Acquired.

(i)	The audited consolidated balance sheets of Am-Pac as of September 30, 2008 and December 31, 2007 and the related consolidated statements of operations, change in stockholders’ equity and cash flows for the nine month period ended September 30, 2008 and years ended December 31, 2007 and 2006 are attached hereto as Exhibit 99.2 and are incorporated herein by reference

(b)	Pro Forma Financial Information.

The following information is attached hereto as Exhibit 99.3 and incorporated by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of October 4, 2008.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended October 4, 2008.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the Fiscal Year Ended December 29, 2007.

(iv)	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits.

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of December 18, 2008, by and among American Tire Distributors, Inc., ITOCHU International Inc., ITOCHU Corporation and Am-Pac Tire Dist. Inc. (Incorporated by reference to the Company’s Form 8-K, filed on December 22, 2008).

23.1	Consent of Deloitte & Touche LLP, Independent Auditors for Am-Pac (Filed herewith).

99.1	Press Release dated December 19, 2008 (Incorporated by reference to the Company’s Form 8-K, filed on December 22, 2008).

99.2	The audited consolidated balance sheets of Am-Pac as of September 30, 2008 and December 31, 2007 and the related consolidated statements of operations, change in stockholders’ equity and cash flows for the nine month period ended September 30, 2008 and years ended December 31, 2007 and 2006 (Filed herewith).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements (Filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TIRE DISTRIBUTORS HOLDINGS, INC.

Date: February 25, 2009	BY:	/s/ David L. Dyckman
David L. Dyckman
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Stock Purchase Agreement, dated as of December 18, 2008, by and among American Tire Distributors, Inc., ITOCHU International Inc., ITOCHU Corporation and Am-Pac Tire Dist. Inc. (Incorporated by reference to the Company’s Form 8-K, filed on December 22, 2008).

23.1	Consent of Deloitte & Touche LLP, Independent Auditors for Am-Pac (Filed herewith).

99.1	Press Release dated December 19, 2008 (Incorporated by reference to the Company’s Form 8-K, filed on December 22, 2008).

99.2	The audited consolidated balance sheets of Am-Pac as of September 30, 2008 and December 31, 2007 and the related consolidated statements of operations, change in stockholders’ equity and cash flows for the nine month period ended September 30, 2008 and years ended December 31, 2007 and 2006 (Filed herewith).

99.3	Unaudited Pro Forma Condensed Combined Financial Statements (Filed herewith).